EXHIBIT 10(iii)A(36)

AMENDMENT NO. 3

TO

ACUITY BRANDS, INC.

SUPPLEMENTAL DEFERRED SAVINGS PLAN

THIS AMENDMENT made as of this 2nd day of October, 2004, by ACUITY BRANDS, INC. (the “Company”);

W I T N E S S E T H:

WHEREAS, the Company maintains the Acuity Brands, Inc. Supplemental Deferred Savings Plan (“Plan”); and

WHEREAS, the Company desires to amend the Plan to change the way all or a portion of the amounts credited to a Participant’s Account are deemed to be invested;

NOW, THEREFORE, for and in consideration of the premises, the Plan is hereby amended, effective as of December 31, 2004, as follows:

1.

Section 4.1(a) is hereby amended by deleting the last two sentences of the present section, and substituting the following in lieu thereof:

“The amounts credited to a Participant’s Deferral Subaccount shall be credited with earnings as provided in Section 4.1(d).”

2.

Section 4.1(b) is hereby amended by deleting the second paragraph of the present section, and substituting the following in lieu thereof:

“The amounts credited to a Participant’s Matching Subaccount shall be credited with earnings as provided in Section 4.1(d).”

3.

Section 4.1(c) is hereby amended by deleting the second paragraph of the present section, and substituting the following in lieu thereof:

“The amounts credited to a Participant’s Supplemental Subaccount shall be credited with earnings as provided in Section 4.1(d).”

4.

Section 4.1(d) is hereby amended by deleting the present section in its entirety and substituting the following in lieu thereof:

“(d) Crediting of Earnings on Accounts. Effective as of December 31, 2004, the Participant’s Deferral Subaccount, Matching Subaccount and Supplemental Subaccount, and any other subaccounts maintained for the Participant under the Plan, except a Participant’s Deferred Vested Value Subaccount, which shall continue to be treated as provided in Section 4.1(f), shall be deemed to be invested in cash. On December 31, 2004, any amounts credited to a Participant’s subaccounts which were previously deemed to be invested in Shares shall be converted to cash based upon the Fair Market Value of a Share on December 31, 2004.

For Plan years commencing on or after January 1, 2005, unless the Company elects to provide that amounts credited to a Participant’s Account shall be deemed to be invested in one or more investment funds designated by the Company, the Participant’s Account (including all subaccounts, except the Participant’s Deferred Vested Value

Subaccount) shall be credited with interest at the Prime Rate on each Annual Valuation Date and at such other times, if any, as may be determined by the Plan Administrator. If the Company provides that all or part of a Participant’s Account shall be deemed to be invested in investment funds, the Participant may be provided the right to designate the investment funds (which may include the right to designate different investment funds for different subaccounts and Class Years) that will be used to value his Account on a form provided for such purpose by the Plan Administrator (or through electronic means) and the earnings (or loss) used to value the Participant’s Account (or subaccount) for a valuation period will be determined based upon the Participant’s investment fund election that is in effect for such period. The use of a Participant’s investment funds election is solely for the purpose of valuing his Account and shall not in any way require the Company, an Employer or any trustee of assets designated as available to pay Plan benefits to make such investments.”

5.

Section 4.3(a)(i) is hereby amended by adding the following sentence to the end of the present section:

“All amounts shall be paid in cash.”

6.

Section 4.3(a)(ii) is hereby amended by changing the reference in the last sentence of the present section from “Section 4.1(a)” to “Section 4.1(d).”

7.

Section 4.3(a)(iii)(A) is hereby amended by changing the reference in the last sentence of the present section from “Section 4.1(a)” to “Section 4.1(d).”

8.

Section 4.3(b) is hereby amended by deleting the last sentence of the present section and substituting the following is lieu thereof:

“All amounts shall be paid in cash.”

9.

Section 4.1A(a) is hereby amended by deleting the first sentence immediately following the vesting schedule and substituting the following in lieu thereof:

“The amounts credited to a Participant’s Make-Up Contribution Subaccount shall be credited with earnings as provided in Section 4.1(d).”

10.

Section 4.1(B)(a) is hereby amended by deleting the fourth sentence of the present section and substituting the following in lieu thereof:

“The amounts credited to a Participant’s SERP Make-Up Contribution Subaccount shall be credited with earnings as provided in Section 4.1(d).”

11.

The within and foregoing amendments to the Plan shall be effective as of December 31, 2004. Except as hereby modified, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this Amendment No. 3 as of the date first written above.

ACUITY BRANDS, INC.

By:	/s/ Vernon J. Nagel